Exhibit 99.1

FOR IMMEDIATE RELEASE

LabCorp Contacts:

Media: Pattie Kushner — 336-436-8263

Media@LabCorp.com

Investors: Clarissa Willett — 336-436-5076

Investor@LabCorp.com

LABCORP ANNOUNCES NEW LEADERSHIP ROLES FOR ITS TWO BUSINESS SEGMENTS

AND SELECTS NEW CHIEF HUMAN RESOURCES OFFICER

•	John Ratliff, current CEO of Covance, to become CEO of LabCorp Diagnostics

•	Dr. Paul Kirchgraber, current senior vice president and head of Covance’s clinical trial testing solutions, to become CEO of Covance

•	Both business segment CEO roles are effective Nov. 1 when Adam H. Schechter becomes president and CEO of LabCorp

•	Judi Seltz to become chief human resources officer for LabCorp effective Oct. 15

BURLINGTON, N.C., Oct. 3, 2019 — LabCorp® (NYSE: LH), a leading global life sciences company that is deeply integrated in guiding patient care, today announced that John Ratliff, currently CEO of Covance, will become CEO of LabCorp Diagnostics, and Dr. Paul Kirchgraber, currently senior vice president and head of Covance’s clinical trial testing solutions, will succeed Ratliff as CEO of Covance. Both business segment CEO roles are effective Nov. 1 when Adam H. Schechter becomes president and CEO of LabCorp, and David P. King retires from those roles to become executive chairman of the board of directors as previously announced. The company also selected Judi Seltz as its chief human resources officer effective Oct. 15.

“John has demonstrated his transformational leadership of the Covance business and has been deeply engaged with our LabCorp Diagnostics business over the past three years,” said Schechter. “As a long-tenured executive at Covance, Paul heads one of its most successful divisions and is ready to lead the business into the future. I look forward to working with John and Paul.”

“John and Paul are exceptional leaders who will continue working to fully realize the power of our unique capabilities in diagnostics and drug development,” said King. “Under Adam’s leadership and with their support, LabCorp is well-positioned to grow and thrive in the years ahead, as we pursue our noble mission to improve health and improve lives.”

Ratliff joined LabCorp as CEO of Covance in October 2016. He brings more than 30 years’ experience in operations, finance, and technology, including nearly 10 years at another contract research organization. Ratliff holds a bachelor’s degree in industrial and systems engineering from the Georgia Institute of Technology in Atlanta and a master’s degree in business administration from Duke University in Durham, North Carolina.

With 16 years in the CRO industry, including 12 years at Covance, Kirchgraber currently leads Covance’s clinical trial testing solutions, which includes its highly successful central laboratories, bioanalytical laboratories, and chemistry manufacturing and controls businesses serving clinical trials in over 100 countries. Kirchgraber received his medical degree from Cornell University and his master’s degree in business administration from Binghamton University, and he holds three board certifications from the American Board of Pathology.

“LabCorp Diagnostics is well-positioned for success in a rapidly evolving industry,” said Ratliff. “I look forward to improving the experience for every one of our customers, while working with Adam and Paul to continue enhancing our integrated capabilities to deliver value to our customers and to our shareholders.”

“After more than 12 years at Covance, I am excited to lead the business into the future focusing on science and innovation to help develop new drugs, therapies, and medical devices that advance human health,” said Kirchgraber. “I have been integrally involved in defining Covance’s strategy to deliver profitable growth and look forward to leading our outstanding leadership team as we execute that strategy.”

Judi Seltz Selected as Chief Human Resources Officer

After a comprehensive national search, LabCorp selected Judi Seltz to become chief human resources officer, replacing Lisa Uthgenannt following her planned retirement. Seltz comes to LabCorp from Diversey Inc., where she was chief human resources officer. Diversey is a global provider of sustainable hygiene technologies and services, with approximately 9,000 employees around the world. Prior to Diversey, Seltz was senior vice president of human resources for the Global Human Health division of Merck, where she worked with Schechter. Seltz started at Merck in 2003 and held numerous roles serving emerging markets, corporate, research, and information technology, and lived and worked in Europe for several years. Prior to Merck, she also worked at Hughes Network Systems and ARINC. Seltz holds a Bachelor of Arts from the University of Richmond and a Master of Administrative Science in human resources management from Johns Hopkins Carey Business School.

“Judi has extensive experience in global organizational design, M&A integration, and building talent models for the future,” said Schechter. “I have worked closely with her and know that she will be a great cultural fit, and will help shape our global human resources organization to further support our mission to improve health and improve lives around the world.”

“It is a particularly exciting time to join LabCorp as the company marks its 50th anniversary,” said Seltz. “I am honored to join a strong leadership team focused on driving business growth, providing compelling careers for employees around the world, and building on a strong legacy of improving global health and wellness.”

“We are all grateful to Lisa Uthgenannt for her important contributions to our human resources discipline,” said King. “Lisa was a key leader in our integration of Covance and LabCorp into today’s high-functioning enterprise. She also strengthened our talent management program and was a critical executive sponsor of our Women in Leadership program. In these and many other ways, she helped strengthen our human resources organization and enhance our leadership capabilities and succession pipelines.”

About LabCorp

LabCorp (NYSE: LH), an S&P 500 company, is a leading global life sciences company that is deeply integrated in guiding patient care, providing comprehensive clinical laboratory and end-to-end drug development services. With a mission to improve health and improve lives, LabCorp delivers world-class diagnostic solutions, brings innovative medicines to patients faster, and uses technology to improve the delivery of care. LabCorp reported revenue of more than $11 billion in 2018. To learn more about LabCorp, visit www.LabCorp.com, and to learn more about Covance Drug Development, visit www.Covance.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements, including but not limited to statements with respect to the Company’s leadership, future operations and opportunities. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the Company’s control, including without limitation, the performance of employees and executives, the willingness of employees and executives to remain employed, competitive actions and other unforeseen changes and general uncertainties in the marketplace, changes in government regulations, including healthcare reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, changes in testing guidelines or recommendations, the effect of public opinion on the Company’s reputation, adverse results in material litigation matters, failure to maintain or develop customer relationships, our ability to develop or acquire new products and adapt to technological changes, failure in information technology, systems or data security, adverse weather conditions, and employee relations. These factors, in some cases, have affected and in the future (together with other factors) could affect the Company’s ability to implement the Company’s business strategy and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the Company’s most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the Company’s other filings with the SEC.

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